Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Josh Silverman, certify that the Quarterly Report of Etsy, Inc. on Form 10-Q for the quarterly period ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Etsy, Inc.

/s/ Josh Silverman____________
Josh Silverman
President and Chief Executive Officer (Principal Executive Officer)
Date: November 3, 2021